New Accounting Pronouncements	12 Months Ended
Mar. 31, 2012
New Accounting Pronouncements
3.	New Accounting Pronouncements

In May 2011, the FASB issued ASU 2011-04 and revised the accounting and disclosure requirements in ASC 820, Fair Value Measurements and Disclosures. The revision limits the highest-and-best-use measure to nonfinancial assets, permits certain financial assets and liabilities with offsetting positions in market or counterparty credit risks to be measured at a net basis, and provides guidance on the applicability of premiums and discounts. Additionally, the new guidance expands the disclosures on Level 3 inputs by requiring quantitative disclosure of the unobservable inputs and assumptions, as well as description of the valuation processes and the sensitivity of the fair value to changes in unobservable inputs. The guidance is effective for fiscal years and interim periods beginning after December 15, 2011. The Company is evaluating impact of this change on its financial statements.

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which amends the guidance in ASC 350-20. Under the revised guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the reporting unit (i.e., step 1 of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company is evaluating impact of this change on its financial statements.

On December 23, 2011, the FASB issued ASU 2011-12, which defers certain provisions of ASU 2011-05. One of ASU 2011-05’s provisions required entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented (for both interim and annual financial statements). Accordingly, this requirement is indefinitely deferred by ASU 2011-12 and will be further deliberated by the FASB at a future date. The new ASU is in response to constituents’ concerns about whether the requirements under ASU 2011-05 for the presentation of reclassification adjustments were operational.

The FASB also decided that during the deferral period, entities would be required to comply with all existing requirements for reclassification adjustments in ASC 220, which indicates that “an entity may display reclassification adjustments on the face of the financial statement in which comprehensive income is reported, or it may disclose reclassification adjustments in the notes to the financial statements.”

The effective date of ASU 2011-12 is the same as that for the unaffected provisions of ASU 2011-05 (i.e., those related to the requirement to report the components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements). Accordingly, for public entities, the effective date is for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011.